March 30, 2009

S&P 500® CAPITAL APPRECIATION FUND
(PROVIDING FOR SPECIAL REDEMPTION FEATURE IN 2018)
a Series of Trust for Professional Managers

Supplement to Prospectus and Statement of Additional Information (“SAI”)
dated September 9, 2008, as supplemented November 26, 2008 and January 6, 2009

Structured Investment Management Inc. (the “Adviser”), the investment adviser to the S&P 500® Capital Appreciation Fund (Providing for Special Redemption Feature in 2018) (the “Fund”) has engaged Ashurst LLP to provide certain tax advice with respect to the Fund.

The disclosure in third paragraph under the sub-heading “The Adviser” on page 15 of the Prospectus is hereby revised to read as follows:

“The Adviser’s legal counsel is Wilmer Cutler Pickering Hale and Dorr LLP and is located at 1875 Pennsylvania Avenue, NW, Washington, D.C.  20006.  The Adviser’s special counsel for derivatives is Cadwalader, Wickersham and Taft LLP and is located at One World Financial Center, New York, NY 10281.  The Adviser’s special legal counsel for intellectual property is Leason Ellis LLP and is located at 81 Main Street, Suite 100, White Plains, NY  10601.  Ashurst LLP, located at One Penn Plaza, 36th Floor, New York, NY 10119 has been engaged by the Adviser to provide certain tax advice in respect of the Fund.”

Additionally, the following disclosure under the section entitled “Tax Matters” on page B-40 of the SAI is no longer applicable to the Fund, and is therefore removed:

“Certain distributions of short-term capital gains and qualified interest income of the Fund will not be subject to such withholding for tax years beginning prior to 2008.”

Please retain this Supplement with your
Prospectus and SAI for reference.

The date of this Supplement is March 30, 2009.